UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report:  February 10, 2009 (Date of earliest event reported)

ORTHOLOGIC CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

The information in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On February 5, 2009, OrthoLogic Corp., dba. Capstone Therapeutics, announced by press release that it will host a teleconference and webcast to discuss operating plans on Tuesday, February 10, 2009 at 4:30pm EST/ 3:30pm CST/ 2:30pm MST/ 1:30pm PST.  The call may be accessed at 888-256-9134 (domestic), (++)913-312-1387 (international); accompanying slides can be viewed by logging onto the Investors section of the Company’s website, http://investor.capstonethx.com.  A copy of the presentation “Capstone Therapeutics Overview and Corporate Development Strategy February 2009” is attached as Exhibit 99.1 and is incorporated by reference herein.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

The information in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On February 5, 2009, OrthoLogic Corp., dba. Capstone Therapeutics, announced by press release that it will host a teleconference and webcast to discuss operating plans on Tuesday, February 10, 2009 at 4:30pm EST/ 3:30pm CST/ 2:30pm MST/ 1:30pm PST.  The call may be accessed at 888-256-9134 (domestic), (++)913-312-1387 (international); accompanying slides can be viewed by logging onto the Investors section of the Company’s website, http://investor.capstonethx.com.  A copy of the presentation “Capstone Therapeutics Overview and Corporate Development Strategy February 2009” is attached as Exhibit 99.1 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Capstone Therapeutics Overview and Corporate Development Strategy February 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2009	ORTHOLOGIC CORP.

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman